
CreativeRealities
Leading in Digital Engagement Solutions
DOMINATING
THE DIGITAL
LANDSCAPE

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and includes, among other things, discussions of our business strategies, product releases, future operations and capital resources. Words such as "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

Forward-looking statements are not guarantees of future performance, conditions or results. They are based on the opinions, estimates and beliefs of management as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors, many of which are outside of our control, that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Some of these risks are discussed in the "Risk Factors" section contained in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023 and in our subsequent filings with the U.S. Securities and Exchange Commission.

Important factors, among others, that may affect actual results or outcomes include: our strategy for customer retention, growth, product development, market position, financial results and reserves, our ability to execute on our business plan, our ability to retain key personnel, our ability to remain listed on the Nasdaq Capital Market, our ability to realize the revenues included in our future guidance and backlog reports, our ability to satisfy our upcoming debt obligations and other liabilities, the ability of the Company to continue as a going concern, potential litigation, supply chain shortages, and general economic and market conditions impacting demand for our products and services. Readers should not place undue reliance upon any forward-looking statements. We assume no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Measures

Creative Realities, Inc. prepares its consolidated financial statements in accordance with United States generally accepted accounting principles ("GAAP"). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding "EBITDA" and "Adjusted EBITDA." CRI defines "EBITDA" as earnings before interest, income taxes, depreciation and amortization of intangibles. CRI defines "Adjusted EBITDA" as EBITDA excluding stock-based compensation, fair value adjustments and both cash and non-cash non-recurring gains and charges. EBITDA and Adjusted EBITDA are not measures of performance defined in accordance with GAAP. However, EBITDA and Adjusted EBITDA are used internally in planning and evaluating the Company's operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results.

EBITDA and Adjusted EBITDA should not be considered as an alternative to net income/(loss) or to net cash used in operating activities as measures of operating results or liquidity. Our calculation of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company's performance. A reconciliation of GAAP net income/(loss) to EBITDA and Adjusted EBITDA is included in the accompanying financial schedules.

INVESTOR HIGHLIGHTS

Record Revenue, Gross Profit, and Adjusted EBITDA for Quarter and Year

Highlights:

- All-time record revenue of $14.5 million ($15.4 million*) and $45.2 million ($46.1 million*) for the fourth quarter and full year 2023, respectively
- All-time record gross profit of $7.5 million and $22.2 million for the fourth quarter and full year 2023, respectively
- All-time record Adjusted EBITDA** of $2.8 million and $5.1 million for the fourth quarter and full year 2023, respectively
- Annual recurring revenue ("ARR") rose to an all-time high of a $16.3 million run rate exiting 2023; Company increasing 2024 exit run rate guidance to $20.0 million from $18.0 million
- Significant de-levering / strengthening of the balance sheet

OUR BUSINESS MODEL


SaaS

It all starts with a screen/player

Connects to CRI proprietary platforms capable of delivering Video, Messaging, and Advertising content…

..to any on-premise location (stores, hotels, offices, etc.)…

creating:

- better customer experiences
- enhanced engagement
- improved brand loyalty
- financial returns



We create digital engagement solutions that connect brands and people in spaces and places they love.

Overview:

Creative Realities, Inc. (CRI) provides digital solutions to enhance communications in a wide-ranging variety of out-of-home environments by providing innovative digital signage solutions for key market segments and use cases including:

- Retail
- Entertainment and Sports Venues
- Restaurants, including quick-serve restaurants ("QSR")
- Convenience Stores
- Financial Services
- Automotive
- Medical and Healthcare Facilities
- Mixed Use Developments
- Corporate Communications, Employee Experience
- Digital out of Home (DOOH) Advertising Networks

Objectives:

Given the market-leading companies we serve, there is a good chance that if you leave your home today to shop, work, eat or play, you will encounter one or more of our digital signage experiences. Our solutions are increasingly visible because we help our enterprise customers achieve a wide range of business objectives including:

- Increased brand awareness
- Improved customer support
- Enhanced employee productivity and satisfaction
- Increased revenue and profitability
- Improved guest experience
- Increased customer/guest engagement
- Improved patient outcomes

Sources of Revenue:

The Company generates revenue from four primary sources:

- **Hardware** – the sale of hardware from original equipment manufacturers
- **Services** including the following:
  - Hardware system design/engineering
  - Hardware installation
  - Content development
  - Content scheduling
  - Post-deployment network and field support
- **Recurring SaaS** sticky, long-term contractual agreements to provide subscription licensing and/or other support services for our digital engagement platforms.
- **Media Sales**- Sourcing of advertising revenue for client-owned networks

Value Proposition:

We are a software-as-a-service ("SaaS") company, focused on increasing the number of subscription devices.

Driving higher Annual Recurring Revenue ("ARR")



THEY'RE THAT GOOD
SOUPS
SALADS
YOUR FLAVOR TRIP
YOUR CLASSIC CRAVING
SANDWICHES
FLATBREAD PIZZA
WARM BOWLS
MAC & CHEESE
PANERA KIDS
THIS IS BIG



Panera BREAD

2022 Panera Bread selected CRI as their new digital signage partner. CRI is closely collaborating with the Panera creative team to optimize the menu board layout. This ongoing turnkey project includes creative design and strategy, hardware procurement, CMS software, installation, logistics, and warehousing. CRI will be installing indoor and outdoor solutions in key markets targeting 2,500 locations at full rollout.



PARFAIT PARTY






SUKHOTHAI
THAI RESTAURANT EXPRESS II
the HUMAN BEAN
COFFEE, ESPRESSO & TEA
FROZEN FAVORITES
GOOD EATS
Make IT YOUR OWN!

In response to the fast-paced drive-thru environment and changing customer expectations, The Human Bean proactively sought ways to optimize order interactions, enhance menu visibility and streamline operations. Through collaboration with us as their digital signage partner, the coffee franchise successfully transformed its drive-thru experience, future-proofing its locations to align consistently with evolving consumer preferences – and elevating the way in which digital signage is deployed to improve service and the brand's connection with digital natives.

the HUMAN BEAN


PICK UP
ROOST
RAISE THE ROOST
PARLOR
18" NEW YORK STYLE PIZZA
18" NEW YORK STYLE PIZZA
ELEVEN

Enterprise Deployment

Rapid expansion the digital network of 14,400 displays across 3,000+ stores, quickly scale to achieve growth objectives. 40,000+ by 2025


verizon
Home
Plans start at
$25
Business

verizon✓

SYNCHRONIZED CONTENT FOR NETWORKS THAT SCALE

Proprietary CMS software that automates messaging for a unified touchpoint strategy and gives retailers the platform to monetize through programmatic advertising


MUSIC
DRAMA

at&t

FLAGSHIP STORE EXPERIENCES

Wow factor technologies that elevate store architecture and create "Instagram moments"



★macy's

INSTORE RETAIL MEDIA NETWORKS

"Storecasting" branded content and advertising that engages shoppers and drives revenue



INTENTIONAL DESIGN INTEGRATION

Purposeful display options seamlessly integrated to elevate the experience of luxury



STELLANTIS


Alfa Romeo
ALFA ROMEO
ALL-WHEEL DRIVE

Connected Dealership Showrooms

We deploy and manage an array of digital experiences across 2,700+ automotive dealership showrooms in 12 countries. 440 additional Canadian locations went live in January 2023

Our scale aligns with our client footprint


Boise, Idaho
Windsor, ON
NY/NJ
Boston, MA
Louisville, KY
Headquarters
Dallas, TX
Atlanta, GA
Tampa, FL
Office/Support
Regional Teams

Defining the Digital Engagement and Digital OOH Opportunity

Event Technology

Event Technology industry defined as 3rd party providers of event audiovisual production and other event related software solutions to enhance attendee experience and provide marketing services

Digital Out of Home ~$20B*

DOOH defined as Digital Place-Based Networks or Digital Out of Home – Indoor or outdoor video, often internet-enabled, that are seen in major markets that provide content and targeted advertising to consumers

Retail Technology

Retail Technology defined as systems integrations of indoor signage / kiosks / digital menu boards in the retail industry

*Estimated 2023-2031 CAGR: 11.6%

Note: Figures represent global market sizes.
Source: Contrive Datum Insights

Out of Home

Out of Home Media defined as advertising that reaches consumers outsider of their homes while they are "on the go" in public places, in transit or in commercial locations

Our Customer Engagement Platforms

Our enterprise level software is purpose built for network monetization, designed ease of use, uptime performance and consistency under demanding environment requirements.

- Clarity
- ReflectView
- AdLogic
- Auto (Specialty)

- SOC and Media player agnostic
- Integration Ready
- Extensive Remote Device Control & Monitoring
- Content Savvy
- Multi-Layer CMS Administration
- Monetization and Programmatic



Market Position

- **Top Ten digital signage software provider in the world and growing**
- Leading provider to **patient-supported ad networks**
- Leading provider in the **stadium/arena** market
- Significant player in **luxury retail**, **C-store**, and **Theme Park** segments
- Multiple additional segments where CRI is **poised for significant growth**
- No single competitor across CRI verticals

Global Ranking of DS SW Vendors by Licenses


1M+
STRATACACHE
MagicINFO
500K+
uniguest
NAVORI
poppulo
LG SuperSign CMS
200K+
CreativeRealities
Broadsign
Telelogos
VERTISEIT
100K+
spectrio
APPSPACE
visix
easescreen
Less than 100K+
denevaos
intuiface
nsign.tv
signagelive
Raydiant
coates
econocom
MCUBE
MOOD:
VISUALART
ZETA
BrightSign
Adobe Experience Cloud

Source: Invidis 2023 Yearbook.

What Stage is the market today?

Stage	Name	Characteristics	Outcome
4.0	Business Critical	Integrated into processes and backend Customer and employee journey focus Result: move from installations to services	-> DS works
3.0	Connected Signage	More professional, centrally managed Data driven, fully connected projects Result: international roll-outs	-> Positive RoI / Solid KPIs
2.0	Local Experience	Cross channel seems the solution Every department gets its chance Result: lots of pilots, still no roll-outs	-> Confusion
1.5	Touch	Touch devices are everywhere Website in-store Result: "Digital still doesn't pay off"	-> Frustration
1.0	Hang & Bang	Display on the wall, "Hang & Bang" Silo applications Result: "Digital doesn't work"	-> Limited Proliferation

In the end there is business critical: The market history shows the stony steps to a fully integrated system.
Source: invidis

Annualized Recurring Revenue Growth Dynamics

Vertical/Platform		ARR	%
Automotive	$	3,427,634	19%
Retail	$	6,269,081	35%
Ad Network	$	5,348,343	30%
Food	$	2,665,159	15%
Grand Total	**$**	**17,710,217**	**100%**



Annnual Recurring Revenue
Food 15%
Automotive 19%
Ad Network 30%
Retail 36%



ARR Run Rate % % of Revenue
25.0
20.0
15.0
10.0
5.0
0.0
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
YE2015
YE2020
YE2021
YE2022
YE2023
Today
YE2024 Proj.
Exit ARR (M)
Rev%

- *Long tail of hardware seeds downstream, higher margin ARR*
- *ARR driving margin expansion, Adjusted EBITDA and ultimately FCF*

Leverage Ratio



Improving Leverage Ratio
25,000
20,000
15,000
10,000
5,000
0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
YE2021
YE2022
YE2023
YE2024 Proj
Gross Debt
Adj. EBITDA
Debt/Adj. EBITDA

- *Seeking Optimal Capital Structure*
- *Reducing leverage enhances Free Cash Flow*
- *Accelerates capture of organic growth opportunities w/ optionality for accretive M&A*

Six-Point Value Creation Plan

Plan Element	Plan Details	4Q 2023 Update
Grow Revenue	• **Revenue of $46.7 in 2023, achieved $45.2M despite accounting change** • **Projected revenue of $60M to $80M for 2024** • Pipeline full, significant expectations into 2025 • Expect to exceed industry growth rate performance	• All-time annual revenue record $45.2M in FY2023 • All-time quarterly revenue record $14.5M in Q4/2023 • Backlog >$100M • BCTV Rollout is beginning to accelerate • ~70% RFP Win Rate in 2023
Improve Margins	• **Adjusted EBITDA targeted ~10% (exit) Margin in 2023, achieved 11.2%** • **Projected Adjusted EBITDA 12%- 15%+ exit 2024** • **Operating Income of $1.3M for FY2023- first time annual positive result** • Every new revenue dollar flows through @ incrementally improved margins • Rollouts (hardware) initially suppress margins but seed future revenue @ high margins • As we scale this should grow to be a 25%+ Adjusted EBITDA margin business	• Record annual Gross Profit of $22.2M - FY2023 • Record annual Adjusted EBITDA of $5.1 - FY2023 • Record quarterly Gross Profit of $7.5M - Q4/2023 • Record quarterly Adjusted EBITDA $2.8M - Q4/2023
Grow ARR/ Translate to EBITDA	• **Grew from $12M (2021) to $16.3M (EOY 2023 exit run rate) @ 16.5% CAGR** • **Projected 2024 exit run rate of ~$20.0M** • ARR translates to EBITDA and free cash flow • Expect ARR to exceed Opex on run rate basis in 2024 • Projected positive FCF in 2024	• ARR run-rate @$17.9M at March 2024 • **2024 ARR guidance on exit run rate increased from $18M to $20M as of March 2024**
Manage Leverage Ratio	• **Disciplined approach to reduce debt and financial leverage** • Financial performance to expand options around cap stack plays • Warrants impact (potential positive cash to reduce debt) • Multiple options to migrate to optimal cap structure in support of growth • **Successful execution of Plan reduces leverage ratio <2x in next 12 months**	• Reduced gross debt from +$20M in FY2022 to $15.1M at YE2023. Net debt moved from $19.0 YE2022 to $9.5M at present • **Net debt leverage ratio from 5.0x (YE2022) to 2.4x (YE 2023)**
SOTP Framework	• CRI not a pure-play (infrastructure) digital signage company • Positioned to grow products beyond Infrastructure, significant headroom and favorable margins beyond (Ad Trafficking, Agency, Creative, Analytics and Network Monetization)	• Analyst Coverage (2) – Buy Rating $5.50-$6.50 • Powering major DOOH Networks • Starlight DOOH Network Partnership
Opportunistic M&A	• **Value creation puts company in position for accretive M&A.**	• Will not issue equity at discount to intrinsic to fund M&A

Thank you

Rick Mills
CEO
Rick.mills@cri.com

Will Logan
CFO
Will.logan@cri.com

GeorgeSautter
Corp Development
George.Sautte@cri.com

CRI HQ
502.791.8800